UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 30, 2003

TUT SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25291	94-2958543
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5200 Franklin Drive, Suite 100

Pleasanton, California 94588

(Address of principal executive offices) (Zip Code)

(925) 460-3900

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure

The information contained in Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216 (March 27, 2003).

On April 30, 2003, Tut Systems, Inc. issued a press release announcing its earnings for the first fiscal quarter ended March 31, 2003. The press release, attached hereto as Exhibit 99.1, is being furnished on this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 30, 2003	By:	/s/ SALVATORE D’AURIA
Salvatore D’Auria, Chairman, President and Chief Executive Officer

Index to Exhibits

Exhibit	Description
99.1	Press release of Tut Systems, Inc. issued on April 30, 2003.